                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT                        [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT     [ ]

CHECK THE APPROPRIATE BOX:
[ ]  PRELIMINARY PROXY STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  DEFINITIVE PROXY STATEMENT
[ ]  DEFINITIVE ADDITIONAL MATERIALS
[ ]  SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                              THE TOPAZ GROUP, INC.
                              ---------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     TITLE  OF  EACH  CLASS  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

--------------------------------------------------------------------------------
(2)     AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

--------------------------------------------------------------------------------
(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
--------------------------------------------------------------------------------
(4)     PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
--------------------------------------------------------------------------------
(5)     TOTAL FEE PAID:

[ ]     FEE PREVIOUSLY PAID WITH PRELIMINARY MATERIALS.
[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)     AMOUNT PREVIOUSLY PAID:
--------------------------------------------------------------------------------

(2)     FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
--------------------------------------------------------------------------------

(3)     FILING PARTY:
--------------------------------------------------------------------------------

(4)     DATE FILED:
--------------------------------------------------------------------------------

                              THE TOPAZ GROUP, INC.
                            126/1 Krungthonburi Road
                           Banglampoo Lang, Klongsarn
                             Bangkok 10600 Thailand
                              Tel.: (425) 392-3144



                                                   November 18, 2002

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of The Topaz Group, Inc. to be held at the company's offices located at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, on Tuesday, December 10, 2002 at 10:00 a.m., Bangkok time. The matters to be acted upon at the meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement which accompany this letter. We request that you read both of them carefully.

     We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a stockholder and vote. Please promptly sign, date and return the enclosed Proxy Card in the accompanying postage prepaid envelope (if mailed in the United States). You may, of course, attend the 2002 Annual Meeting of Stockholders and vote in person even if you have previously mailed in your Proxy Card.
Sincerely,


                         /s/  Dr.  Apichart  Fufuangvanich

                         Dr.  Apichart  Fufuangvanich
                         Chairman,  Chief  Executive  Officer  and  President



                 IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN
                THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE

                              THE TOPAZ GROUP, INC.
                            126/1 KRUNGTHONBURI ROAD
                           BANGLAMPOO LANG, KLONGSARN
                             BANGKOK 10600 THAILAND
                                   __________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 10, 2002

To the Stockholders of The Topaz Group, Inc.:

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Meeting") of The Topaz Group, Inc. (the "Company") will be held at the
  ------                                  -------
Company's offices located at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, on Tuesday, December 10, 2002 at
10:00 a.m.,Bangkok time, to consider and act upon the following matters:

1. To elect seven (7) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.


     Information regarding the matters to be acted upon at the Meeting is contained in the accompanying proxy statement.

     The close of business on November 1, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.


                              By  Order  of  the  Board  of  Directors,


                              /s/  Dr.  Apichart  Fufuangvanich

                              Dr.  Apichart  Fufuangvanich
                              Chairman,  Chief  Executive  Officer and President


November  18,  2002

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                              THE TOPAZ GROUP, INC.
                            126/1 KRUNGTHONBURI ROAD
                           BANGLAMPOO LANG, KLONGSARN
                             BANGKOK 10600 THAILAND
                                 PROXY STATEMENT
                              ____________________

     This proxy statement (the "Proxy Statement") is furnished to the holders of
                                ---------------
common stock, par value $0.001 per share (the "Common Stock"), series A
                                               ------------
preferred stock, par value $0.001 per share (the "Series A Preferred Stock) and
                                                  ------------------------
series B preferred stock, par value $0.001 per share (the "Series B Preferred
                                                          -------------------
Stock) of The Topaz Group, Inc. (the "Company"), in connection with the
------                                -------
solicitation by and on behalf of the Company's board of directors (the "Board of
                                                                        --------
Directors") of proxies (the "Proxy" or "Proxies") for use at the 2002 Annual
---------                    -----      -------
Meeting of Stockholders (the "Meeting") to be held at the Company's offices
---                           -------
located at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, on Tuesday, December 10, 2002 at 10:00 a.m., Bangkok time, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     At the Meeting, the Stockholders will vote on the following proposals:

1. To elect seven (7) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified; and

2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Company knows of no other matters to be presented at the Meeting. Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders and described below.

     A Proxy may be revoked by a stockholder at any time before its exercise by filing with Terrance C. Cuff, the Chief Financial Officer of the Company, at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock, Series A Preferred Stock and Series B Preferred Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is November 20, 2002.

                                VOTING SECURITIES

     The close of business on November 1, 2002 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of
                                   -----------
stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 2,134,886 shares of Common Stock outstanding, 2,911,050 shares of Series A Preferred Stock outstanding and 1,006,513 shares of Series B Preferred Stock outstanding. Each outstanding share of Common Stock and Series A Preferred Stock is entitled to one (1) vote per share and each outstanding share of Series B Preferred Stock is entitled to twenty (20) votes per share upon all matters to be acted upon at the Meeting.

                                VOTING PROCEDURES

     A majority of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock issued and outstanding and entitled to vote, represented in person or by Proxy, is required to constitute a quorum for the transaction of business at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

     The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock present in person or represented by Proxy at the Meeting, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Nevada law, abstentions and "broker non-votes"(i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares with respect to any matter which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Broker non-votes with respect to any matter are not considered as shares entitled to vote, and will, therefore, have no legal effect on the vote on that particular matter. Unless otherwise stated, the enclosed Proxies will be voted in accordance with the instructions thereon. Proxies may be revoked as noted above.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company as of November 1, 2002 regarding the ownership of voting securities of the Company's Common Stock and Series A and Series B Preferred Stock by:

- each person who beneficially owns more than 5% of the outstanding shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock;

-     each of the directors and nominees for director of the Company;

-     the named executive officers of the Company; and

-     all directors and executive officers as a group.

     Each share of Common Stock and Series A Preferred Stock is entitled to one
(1) vote per share and each share of Series B Preferred Stock is entitled to twenty (20) votes per share. The shares of Series A Preferred Stock are convertible into shares of Common Stock at any time. The shares of Series B Preferred Stock are convertible into shares of Common Stock upon events specified in the Company's Certificate of Designation. Except as otherwise indicated, the beneficial owners listed below, based on information furnished by such owners to the Company, have sole investment and voting power with respect to such shares.



                                                            Series A              Series B
                                    Common Stock         Preferred Stock       Preferred Stock
                                  -----------------    ---------------------   ------------------
Name and Address of               No. of    Percent    No. of    Percent of    No. of     Percent
Beneficial Owner (1)              Shares   of Class    Shares       Class      Shares    of Class
--------------------------------  -------  ---------  ---------  -----------  ---------  ---------
Best Worth Agents, Ltd. (2)            --        --   2,911,050         100%  1,006,513       100%

U.S. Heritage Capital Corp.
5770 Wulff Run Road
Cincinnati, OH 45233              133,000       6.2%         --          --          --        --

Jeremy F. Watson                  200,000       9.4%         --          --          --        --

Thammatinna Thammaradi                 --        --          --          --          --        --

Leonard Orrin                          --        --          --          --          --        --

David Dikinis                          --        --          --          --          --        --

Dr. Apichart Fufuangvanich         24,000       1.1%         --          --          --        --

Terrance C. Cuff (3)              212,179       9.9%         --          --          --        --

Timothy Matula (3)                196,133       9.2%         --          --          --        --



                                        6


Thiti Fufuangvanich                    --        --          --          --          --        --

Alson Lee                              --        --          --          --          --        --

Jason Sugarman                         --        --          --          --          --        --

All Officers and directors as a
 group (ten (10) persons,
 including the foregoing)         632,312      29.4%         --          --          --        --

------------------------

(1) Unless otherwise indicated, the address of each beneficial owner is the care of The Topaz Group, Inc., 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand.

(2) Jariya Sae-Fa is the beneficial owner of the shares of Best Worth Agents, Ltd., and is the sister of Dr. Apichart Fufuangvanich, who is also one of our directors.

(3) Includes shares of Common Stock issuable upon exercise of warrants that are exercisable within sixty (60) days.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the Meeting, stockholders will elect seven (7) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of Dr. Aphichart Fufuangvanich, Terrance C. Cuff, Timothy Matula, Thiti Fufuangvanich, David Dikinis, Jason Sugarman and Charoen Russametummachot (singularly a "Nominee" and
                                                                    -------
collectively, the "Nominees"), to serve as directors upon their nomination and
                   --------
election at the Meeting. Each Nominee has advised the Company of his or her willingness to serve as a director of the Company. All of the Nominees, with the exception of Charoen Russametummachot, currently serve as directors of the Company. In case any Nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company, their ages and their present positions with the Company are as follows:


       NAME                     AGE        POSITION
----------------------------- ------- -----------------------------------------
Dr. Aphichart Fufuangvanich     51    Chairman of the Board of Directors, Chief
                                      Executive Officer and President
Thammatinna Thammaradi          42    Director and Executive Vice President
Terrance C. Cuff                39    Director and Chief Financial Officer
Timothy Matula                  41    Director and Treasurer
Leonard T. Orrin                55    Director and Director of Sales
Thiti Fufuangvanich             24    Director and Director of Research and Development
Jeremy Watson*                  59    Independent Director
David Dikinis                   49    Independent Director
Alson Lee*                      74    Independent Director
Jason Sugarman                  30    Independent Director


---------------------------------
* Resigned effective October 2002

     All directors of the Company shall hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. The officers of the Company are elected by the Board of Directors at the first Board of Directors' meeting after each annual meeting of stockholders and hold office until their death, until they resign or until they have been removed from office.

INFORMATION ABOUT NOMINEES

     Set forth below is certain information with respect to each Nominee:

     DR. APHICHART FUFUANGVANICH has served as our President and as a Director since 2001 and as Chairman of the Board of Directors and our Chief Executive Officer since April 2002. Dr. Fufangvanich has worked within the manufacturing and sales business for over thirty years. Dr. Fufuangvanich has extensive experience within this field and has spent the last five yeas consulting to various stone manufacturing and sale companies, including The Topaz Group, Inc. Dr. Fufuangvanich is the father of Director Thiti Fufangvanich.

     TERRANCE C. CUFF has served as our Chief Financial Officer and as a Director since 2001. From January 1994 to February 2000, Mr. Cuff was the President and shareholder of Business Exchange Center, Inc., a mergers and acquisitions firm. Prior to holding the position as President, he served as senior valuation analyst from 1989 to 1994 with the same firm.

     TIMOTHY MATULA has served as our Treasurer and as a Director since 2001. Mr. Matula is currently a principal in Quantum Capital Advisors, a money management and corporate advisory firm. He is also currently a member of the Board of Directors at Eat at Joe's, Inc. From 1994 to 1997, Mr. Matula served as Assistant Vice President of Prudential Securities and a portfolio manager at Quantum Capital Advisors.

     THITI FUFUANGVANICH has served as a Director and as our Director of Research & Development since 2001. He was the President of Student Government at Chulalongkorn University in 1999. Thiti Fufuangvanich is the son of Chairman of the Board of Directors, Chief Executive Officer and President, Dr. Aphichart Fufuangvanich.

     DAVID DIKINIS has served as an Independent Director since 2001. He is the founder of Gemstones.com, Amulet, Gemstone and Jewelry Catalog and Talisman Catalog each of which he established in 1985. Mr. Dikinis is a Gemologist (GIA) and former board member of the American Gem Trade Association (AGTA).

     JASON SUGARMAN has served as an Independent Director since 2001. Mr. Sugarman is a principal of MKA Capital, a privately held real estate fund located in Orange County, California. He started at MKA in March 2000. Prior to this position, Mr. Sugarman was the President of Cardinal Mortgage from February 1999 to March 2000. From 1994 to 2000, Mr. Sugarman was a principal of Patriot Homes, a land development and homebuilding company. He has a BA degree in Economics from Stanford University.

     CHAROEN RUSSAMETUMMACHOT is currently majoring in Marketing in the Joint Doctoral Program of Business Administration at the National Institute of Development Administration in Bangkok, Thailand. Between 1999 and 2001, Mr. Russametummachot was a sales trainer at Performa Thailand Ltd., where he was responsible for training sales representatives throughout Thailand. Prior to this position, he was Marketing Department Manager for BST Elastomer Co., Ltd., in Bangkok, where he was responsible for opening up several overseas markets for the sale of its synthetic rubber, including to the USA, Europe and Indochina. Mr. Russametummachot worked in various positions at Mobil Oil Thailand Ltd. between 1989 and 1996, where he conducted several major advertising and sales promotion campaigns, which resulted in generating increased sales of Mobil 1 motor oil.

MEETINGS AND COMMITTEES OF THE BOARD

     During the fiscal year ended December 31, 2001, the Board of Directors had one (1) meeting. Each of the directors attended the meeting. Our board is also comprised of an Audit Committee, which has the following three members, all of whom are independent directors: David Dikinis, Jason Sugarman and Alson Lee, who serves as the Chairman of the Audit Committee. The specific functions and responsibilities of the Audit Committee are set forth in a written charter of the Audit Committee, adopted by the Board of Directors, which is attached to this Proxy Statement as Exhibit A. There is currently no nominating or
                        ---------
compensation committee of the Board of Directors.

     If elected, Mr. Russametummachot will replace Mr. Alson as a member of the Audit Committee. Accordingly, the Audit Committee will be comprised of the following three members, all of whom are independent directors: David Dikinis, Jason Sugarman and Charoen Russametummachot. After the election, the Board of Directors will form a Compensation Committee, which will be comprised of David Dikinis, Jason Sugarman, and Charoen Russametummachot, if Mr. Russametummachot is elected.
                             AUDIT COMMITTEE REPORT
                             ----------------------
     Our Committee has reviewed and discussed with management of the Company and Grant Thornton LLP ("Grant Thornton"), the independent auditing firm of the Company, the audited financial statements of the Company as of December 31, 2001 (the "Audited Financial Statements"). In addition, we have discussed with Grant Thornton the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

     The Committee also has received and reviewed the written disclosures and the letters from Grant Thornton required by Independence Standards Board Standard No. 1, and we have discussed with such firm its independence from the Company. We also have discussed with management of the Company and Grant Thornton such other matters and received such assurances from them as we deemed appropriate.

     Management is responsible for the Company's internal controls and the
financial reporting process.   Grant Thornton is responsible for performing an
independent audit of the Company's financial statements in accordance with United States generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     Based on the foregoing review and discussions and a review of the reports of Grant Thornton with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors that the Audited Financial Statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                             Audit Committee


                                             David Dikinis
                                             Jason Sugarman
                                             Alson Lee

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), officers, directors and holders of more than 10% of the outstanding shares of the Company's Common Stock ("Reporting Persons") are required to file periodic reports of their ownership of, and transactions involving, the Company's Common Stock with the Securities and Exchange Commission (the "SEC"). Based solely upon a review of copies of such reports received by the Company, the Company believes that its Reporting Persons have timely complied with all Section 16 filing requirements applicable to them with respect to the Company's fiscal year ended December 31, 2001.

                             EXECUTIVE COMPENSATION

      The following table provides certain summary information concerning the compensation that was paid on an annualized basis to our Chief Executive Officer and the three (3) other most highly paid executive officers for all services rendered in all capacities to us during the fiscal years ended December 31, 1999, 2000 and 2001. No officers received compensation in excess of $100,000 during such years.



                                SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION
                                           -------------------

NAME AND PRINCIPAL           FISCAL                        OTHER ANNUAL
POSITION                      YEAR    SALARY ($)    BONUS  COMPENSATION
---------------------------  ------  -------------  -----  ------------

Jeremy F. Watson               2001            -0-    -0-           -0-
    Chief Executive Officer    2000         29,653    -0-           -0-
                               1999            ---    ---           ---

Kasem Chitmunchaitham          2001            ---    ---           ---
    President and Chief        2000            ---    ---           ---
    Executive Officer          1999         31,710    -0-           -0-



                              OPTION GRANTS IN 2001

                                      None.


       AGGREGATED OPTION EXERCISES IN 2001 AND FOR YEAR-END OPTION VALUES

                                      None.

DIRECTOR COMPENSATION

     There is no compensation for directors either on an annual basis or for attendance at board meetings.

EMPLOYMENT AGREEMENTS

     We have no employment agreements with any of our executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     We have no compensation committee of the Board of Directors.


BOARD OF DIRECTORS REPORT CONCERNING EXECUTIVE COMPENSATION OVERVIEW
--------------------------------------------------------------------

     The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Board of Directors reviews executive compensation surveys and other available information and may from time to time consult with independent compensation consultants. We do not currently have a compensation committee.

     The Company seeks to provide an overall level of compensation to the Company's executives that is competitive within the Company's industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance as well as individual performance. The Board of Directors exercises its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it.

     In general, the Company compensates its executive officers through a combination of base salary and long-term incentive compensation in the form of stock options. In addition, executive officers participate in benefit plans, including medical, dental and retirement plans, that are available generally to the Company's employees.

EXECUTIVE OFFICER COMPENSATION

     The base salary and other benefits are determined through a review of previous employment terms for the Company's executive officers as well as a review of the recent trends in the Company's revenues and profits. The Company believes that the base salary levels currently in effect are competitive to salary levels in similarly situated companies.

     The Board of Directors believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and stockholder interests. As performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Board of Directors believes that compensation level during fiscal 2001 adequately reflect the Company's compensation goals and policies.

                                        Board of Directors

                                        Dr. Apichart Fufuangvanich
                                        Thammatinna Thammaradi
                                        Terrance C. Cuff
                                        Timothy Matula
                                        Leonard T. Orrin
                                        Thiti Fufuangvanich
                                        Jeremy Watson
                                        David Dikinis
                                        Alson Lee
                                        Jason Sugarman

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Ms. Jariya Sae-Fa, a director of our wholly owned subsidiary Creative Gems and Jewelry Co., Ltd. through January 2001 and the managing member of Best Worth Agents, Ltd., had loaned to us the cumulative amount of $543,929 as of December 31, 2000, $282,675 of which remains due and payable to Ms. Sae-Fa as of December 31, 2001. The loans from Ms. Sae-Fa have no term and do not bear interest. The debts are classified as a current liability and are expected to be paid within the fiscal year.

REQUIRED VOTE

Election of the directors requires the affirmative vote of a plurality of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company selected Grant Thornton LLP ("Grant Thornton") as its independent auditing firm for the current fiscal year. There will not be any representatives from Grant Thornton at the Meeting.

AUDIT FEES

     The aggregate fees billed for professional services rendered by Grant Thornton for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the review of the financial statements included in the Company's Forms 10-Q during the fiscal year ended December 31, 2001 was $229,222.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Grant Thornton to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

ALL OTHER FEES

     Fees billed to the Company by Grant Thornton during the fiscal year ended December 31, 2001 for tax related services rendered to the Company totaled $16,309. In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the SEC, the Company's audit committee has considered whether the provision of such services is compatible with maintaining the independence of Grant Thornton.

                                  MISCELLANEOUS
ANNUAL REPORT

     A copy of the Company's Annual Report for the fiscal year ended December 31, 2001 is being delivered to each stockholder with this proxy statement.

STOCKHOLDER PROPOSALS

     Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2003 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before October 6, 2003. Stockholders of the Company wishing to include proposals in the proxy material for the 2003 Annual Meeting of Stockholders must submit the same in writing so as to be received by the Terrance C. Cuff, the Secretary of the Company on or before July 23, 2003. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

 OTHER MATTERS

     Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.


                              By  Order  of  the  Board  of  Directors,

                              /s/  Dr.  Apichart  Fufuangvanich

                              Dr.  Apichart  Fufuangvanich
                              Chairman,  Chief  Executive  Officer and President

                                   PROXY CARD
PROXY                                                                    PROXY
-----                                                                    -----
                              THE TOPAZ GROUP, INC.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

     The undersigned holder of Common Stock, revoking all proxies heretofore given, hereby constitutes and appoints Dr. Apichart Fufuangvanich and Terrance
C. Cuff and each of them, proxies (the "Proxies"), with full power of
                                        -------
substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 2002 Annual Meeting of Stockholders (the "Meeting")
                                                                     -------
of THE TOPAZ GROUP, INC. (the "Company") to be held at the Company's offices
                               -------
located at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, on Tuesday, December 10, 2002 at 10:00 a.m., Bangkok time, and at any adjournments or postponements thereof.

     The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.


EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE OF THIS PROXY AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY.



            PLEASE MARK DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

PLEASE CHECK THE APPROPRIATE BOX TO VOTE FOR THE FOLLOWING.

1.  Election of seven (7) directors

                                            WITHHOLD
           NOMINEES                FOR      AUTHORITY
           --------                ---     -----------
Dr. Aphichart Fufuangvanich        [ ]         [ ]
Terrance Cuff                      [ ]         [ ]
Timothy Matula                     [ ]         [ ]
Thiti Fufuangvanich                [ ]         [ ]
David Dikinis                      [ ]         [ ]
Jason Sugarman                     [ ]         [ ]
Charoen Russametummachot           [ ]         [ ]



 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE BOX LABELED WITHHOLD AUTHORITY.)

2. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the Meeting.

     The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted "FOR" each nominee named in Proposal 1, and in accordance with the Proxies' discretion on such other matters as may properly come before the meeting.



                                    Dated: __________, 2002
                                    _____________________________
                                    _____________________________
                                             Signature(s)

                                   (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)


                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY

                                                                       EXHIBIT A
                                                                       ---------
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                              THE TOPAZ GROUP, INC.

I.     PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of The Topaz Group, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

- Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

- Review and appraise the audit efforts of the Corporation's independent auditors.

- Provide an open avenue of communication among the independent auditors, financial and senior management and the Board.


The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

II.     COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of three or more members of the Board as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of The American Stock Exchange for audit committees, as amended, modified or supplemented from time to time. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the
                                         --------
members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III.     MEETINGS

     The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent auditors. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.4. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

IV.     RESPONSIBILITIES AND DUTIES

     The  duties  of  the  Audit  Committee  shall  include  the  following:

Documents/Reports  Review
-------------------------

1. Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

2. Review, prior to its filing or prior to its release, as the case may be, the Corporation's annual report to stockholders.

3. Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

Independent  Auditors
---------------------
1. Recommend to the Board the selection of the independent auditors for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships which affect the auditors' independence and should receive the written statement from the independent auditors required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

2. Recommend to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

3. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

4. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.


Financial  Reporting  Processes
-------------------------------
1. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

2. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

Process  Improvement
--------------------
1. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

2. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3. Review any significant disagreement among management and the independent auditors in connection with the preparation of any of the Corporation's financial statements.

4. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Legal  Compliance
-----------------

1. Review with the Corporation's counsel any legal matter that could have a significant impact on the Corporation's financial statements.

Other  Responsibilities
-----------------------

     Perform any other activities consistent with this Charter, and the Corporation's Memorandum and Articles of Association, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.